                                                                    Exhibit 4(k)
                                                                    ------------



                             AMENDED AND RESTATED

                                TRUST AGREEMENT

                                     among


                               CP&L ENERGY, INC.
                                 as Depositor,

                     _____________________________________
                             as Property Trustee,

                                      and

                ______________________________________________
                              as Delaware Trustee



                    Dated as of ____________________, 200_



                         ____________________________

                         CP&L ENERGY CAPITAL TRUST __
                         ____________________________

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I  Defined Terms...................................................................................       1

         Section 101. Definitions..........................................................................       1

ARTICLE II  Continuation Of The Trust......................................................................      12

         Section 201. Name.................................................................................      12
         Section 202. Office of the Delaware Trustee; Principal Place of Business..........................      12
         Section 203. Initial Contribution of Trust Property; Organizational Expenses......................      12
         Section 204. Issuance of the Trust Preferred Securities...........................................      12
         Section 205. Issuance of the Trust Common Securities; Subscription and Purchase of Junior
                      Subordinated Debentures..............................................................      13
         Section 206. Declaration of Trust.................................................................      14
         Section 207. Authorization to Enter into Certain Transactions.....................................      14
         Section 208. Assets of Trust......................................................................      17
         Section 209. Title to Trust Property..............................................................      17

ARTICLE III  Payment Account...............................................................................      18

         Section 301. Payment Account......................................................................      18

ARTICLE IV  Distribution; Redemption.......................................................................      18

         Section 401. Distributions........................................................................      18
         Section 402. Redemption...........................................................................      19
         Section 403. Subordination of Trust Common Securities.............................................      22
         Section 404. Payment Procedures...................................................................      23
         Section 405. Tax Returns and Reports..............................................................      23
         Section 406. Payment of Taxes, Duties, Etc. of the Trust..........................................      23
         Section 407. Payments under Indenture or Pursuant to Direct Actions...............................      24
         Section 408. Liability of the Holder of Trust Common Securities...................................      24

ARTICLE V  Trust Securities Certificates...................................................................      24

         Section 501. Initial Ownership....................................................................      24
         Section 502. The Trust Securities Certificates....................................................      24
         Section 503. Execution and Delivery of Trust Securities Certificates..............................      25
         Section 504. Global Trust Preferred Securities....................................................      25
         Section 505. Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges;
                      Trust Preferred Securities Certificates..............................................      27
         Section 506. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates...................      29
         Section 507. Persons Deemed Holders...............................................................      29
         Section 508. Access to List of Holders' Names and Addresses.......................................      30
         Section 509. Maintenance of Office or Agency......................................................      30
         Section 510. Appointment of Paying Agent..........................................................      30

                                      (i)

         Section 511. Ownership of Trust Common Securities by Depositor....................................      31
         Section 512. Notices to Depositary................................................................      32
         Section 513. Rights of Holders....................................................................      32

ARTICLE VI  Acts Of Holders; Meetings; Voting..............................................................      34

         Section 601. Limitations on Holder's Voting Rights................................................      34
         Section 602. Notice of Meetings...................................................................      35
         Section 603. Meetings of Holders..................................................................      35
         Section 604. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment
                      of Meetings..........................................................................      37
         Section 605. Counting Votes and Recording Action of Meetings......................................      38
         Section 606. Holder Action by Written Consent.....................................................      39
         Section 607. Record Date for Voting and Other Purposes............................................      39
         Section 608. Acts of Holders......................................................................      39
         Section 609. Inspection of Records................................................................      41

ARTICLE VII  Representations And Warranties................................................................      41

         Section 701. Representations and Warranties of the Property Trustee and the Delaware Trustee......      41
         Section 702. Representations and Warranties of Depositor..........................................      42

ARTICLE VIII  The Trustees; The Administrators.............................................................      43

         Section 801. Certain Duties and Responsibilities..................................................      43
         Section 802. Events of Default; Waiver............................................................      45
         Section 803. Certain Notices......................................................................      45
         Section 804. Certain Rights of Property Trustee...................................................      45
         Section 805. Not Responsible for Recitals or Issuance of Securities...............................      46
         Section 806. May Hold Securities..................................................................      47
         Section 807. Compensation; Indemnity..............................................................      47
         Section 808. Trustees Required; Eligibility of Trustees and Administrators........................      48
         Section 809. Conflicting Interests................................................................      49
         Section 810. Co-Trustees and Separate Trustee.....................................................      49
         Section 811. Resignation and Removal; Appointment of Successor....................................      50
         Section 812. Acceptance of Appointment by Successor...............................................      52
         Section 813. Merger, Conversion, Consolidation or Succession to Business..........................      52
         Section 814. Preferential Collection of Claims Against Depositor or Trust.........................      53
         Section 815. Trustee May File Proofs of Claim.....................................................      53
         Section 816. Reports by Property Trustee..........................................................      54
         Section 817. Reports to the Property Trustee......................................................      54
         Section 818. Evidence of Compliance with Conditions Precedent.....................................      55
         Section 819. Number of Trustees...................................................................      55
         Section 820. Delegation of Power..................................................................      55
         Section 821. Appointment of Administrators........................................................      55
         Section 822. Delaware Trustee.....................................................................      56

                                     (ii)

ARTICLE IX  Dissolution, Liquidation And Merger............................................................      57

         Section 901. Dissolution Upon Expiration Date.....................................................      57
         Section 902. Early Dissolution....................................................................      57
         Section 903. Termination..........................................................................      57
         Section 904. Liquidation..........................................................................      58
         Section 905. Mergers, Consolidations, Amalgamations or Replacements of the Trust..................      59

ARTICLE X  Miscellaneous Provisions........................................................................      60

         Section 1001. Limitations of Rights of Holders....................................................      60
         Section 1002. Amendment...........................................................................      60
         Section 1003. Separability........................................................................      62
         Section 1004. Governing Law.......................................................................      62
         Section 1005. Payments Due on Non-Business Day....................................................      63
         Section 1006. Successors..........................................................................      63
         Section 1007. Headings............................................................................      63
         Section 1008. Reports, Notices and Demands........................................................      63
         Section 1009. Agreement Not to Petition...........................................................      64
         Section 1010. Trust Indenture Act; Conflict with Trust Indenture Act..............................      64
         Section 1011. Acceptance of Terms of Trust Agreement, Guarantee and Indenture.....................      65

Exhibit A      Certificate of Trust
Exhibit B      Form of Trust Common Securities Certificate
Exhibit C      Form of Trust Preferred Securities Certificate

                                     (iii)

                         CP&L ENERGY CAPITAL TRUST __

             Certain Sections of this Trust Agreement relating, to
                        Sections 310 through 318 of the
                         Trust Indenture Act of 1939:

Trust Indenture Act
      Section                                               Trust Agreement Section
-------------------                                         -----------------------
Section 310 (a)(1)..............................................     808
            (a)(2)..............................................     808
            (a)(3)..............................................     810
            (a)(4)..............................................     207(a)(ii)
            (b).................................................     809, 811
Section 311 (a).................................................     814
            (b).................................................     814
Section 312 (a).................................................     508
            (b).................................................     508
            (c).................................................     508
Section 313 (a).................................................     816
            (b).................................................     816
            (c).................................................     816
            (d).................................................     816
Section 314 (a).................................................     817
            (a)(4)..............................................     818
            (b).................................................     Not Applicable
            (c)(1)..............................................     818
            (c)(2)..............................................     818
            (c)(3)..............................................     Not Applicable
            (d).................................................     Not Applicable
            (e).................................................     818
Section 315 (a).................................................     801, 804
            (b).................................................     803
            (c).................................................     801
            (d).................................................     801
            (e).................................................     Not Applicable
Section 316 (a).................................................     513
            (a)(1)(A)...........................................     513
            (a)(1)(B)...........................................     513
            (a)(2)..............................................     Not Applicable
            (b).................................................     513
            (c).................................................     607
Section 317 (a)(1)..............................................     Not Applicable
            (a)(2)..............................................     815
            (b).................................................     510
Section 318 (a).................................................     1010(a)

---------------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                     (iv)

                                   AGREEMENT

            THIS AMENDED AND RESTATED TRUST AGREEMENT (this "Trust Agreement"), dated as of _____________________, 200_, by and among (i) CP&L Energy, Inc., a North Carolina corporation (including any successors or assigns, the "Depositor"), (ii) __________________________, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (iii) _________________________________, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee") (the Property Trustee and the Delaware Trustee are referred to collectively herein as the "Trustees"),
(iv)__________ and __________, each an individual, as administrators ("the administrators"), and (v) the several Holders, as hereinafter defined.

                                  WITNESSETH

            WHEREAS, the Depositor, Thomas R. Sullivan, an individual, as administrative trustee (the "Administrative Trustee"), and Bank One Delaware, Inc, as Delaware Trustee ("Bank One Delaware") have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by entering into a certain Trust Agreement, dated as of November 6, 2000 (the "Original Trust Agreement"), and by the execution and filing by Bank One Delaware with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on November 8, 2000 (the "Certificate of Trust"), attached as Exhibit A; and

            WHEREAS, the Depositor, the Administrative Trustee and the Delaware Trustee desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Trust Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the Trust Preferred Securities by the Trust pursuant to the Underwriting Agreement, (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Junior Subordinated Debentures, (iv) the appointment of the Administrators and (v) the addition of the Property Trustee as a party to this Trust Agreement;

            NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Trust Agreement in its entirety and agrees, intending to be legally bound, as follows:

                                   ARTICLE I

                                 Defined Terms
                                 -------------

Section 101.   Definitions.

            For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (c) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

            (d) all accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect at the time of computation;

            (e) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement;

            (f) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision; and

            (g) all references to the date the Trust Preferred Securities were originally issued shall refer to the date the ______% Trust Preferred Securities were originally issued.

            "Act" has the meaning specified in Section 608.

            "Additional Amounts" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest paid by the Depositor on a Like Amount of Junior Subordinated Debentures for such period.

            "Additional Interest" has the meaning specified in Section 101 of the Indenture.

            "Additional Sums" has the meaning specified in Section 608 of the Indenture.

            "Administrators" means each Person appointed in accordance with
Section 821 solely in such Person"s capacity as Administrator of the Trust continued hereunder and not in such Person"s individual capacity, or any successor Administrator appointed as herein provided; with the initial Administrators being ___________________ and __________________________.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Trust Preferred Security or beneficial interest therein, the rules and procedures of the Depositary for such Trust Preferred Security, in each case to the extent applicable to such transaction and as in effect from time to time.

            "Bank" has the meaning specified in the preamble to this Trust Agreement.

            "Bankruptcy Event" means, with respect to any Person:

            (a) the entry of a decree or order by a court having jurisdiction in the premises and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (i) judging such Person a bankrupt or insolvent; (ii) approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law; (iii) appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property; (iv) ordering the winding-up or liquidation of its affairs; or

            (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent; (i) the consent by it to the institution of bankruptcy or insolvency proceedings against it; (ii) the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law; (iii) the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property; (iv) the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt; (v) the taking of corporate action by such Person in furtherance of any such action.

            "Bankruptcy Laws" has the meaning specified in Section 1009.

            "Board of Directors" means either the board of directors of the Depositor or any committee thereof duly authorized to act or any director or directors and/or officer or officers of the Depositor to whom that board or committee shall have duly delegated its authority in respect of matters relating to this Trust Agreement.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustees.

            "Business Day," when used with respect to any particular location specified in the Trust Securities or this Trust Agreement, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies (including the Corporate Trust Office of the Property Trustee, the Delaware Trustee or the Debenture Trustee) in such location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified in the Trust Securities.

            "Cede" means Cede & Co.

            "Certificate of Trust" has the meaning specified in the preamble to this Trust Agreement.

            "Closing Date" means the Closing Time, which date is also the date of execution and delivery of this Trust Agreement.

            "Closing Time" means the First Closing Date, as that term is used throughout the Underwriting Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Corporate Trust Office" means the principal corporate trust office of the Property Trustee located in the City of New York which at the time of the execution of this Trust Agreement is located at _______________________________________, New York, New York ____________.

            "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

            "Debentures Purchase Agreement" means the Junior Subordinated Deferrable Interest Debentures Purchase Agreement dated as of
________________________ between the Depositor and the Trust, as the same may be amended from time to time.

            "Debenture Redemption Date" means, with respect to any Junior Subordinated Debentures to be redeemed under the Indenture, the date fixed for redemption of such Debentures under the Indenture .

            "Debenture Trustee" means ________________________________, a New
York banking corporation, as trustee under the Indenture, and any successor.

            "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. " 3801, et seq., as it may be amended from time to time.

            "Delaware Trustee" means the corporation identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

            "Depositary" shall mean, with respect to Global Trust Preferred Securities, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Depositor pursuant to Section 504(b).

            "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

            "Depositor" has the meaning specified in the preamble to this Trust Agreement.

            "Distribution Date" has the meaning specified in Section 401(a).

            "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 401.

            "Early Termination Event" has the meaning specified in Section 902.

            "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a)     the occurrence of a Debenture Event of Default;

            (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days;

            (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable;

            (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) or (c) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Trustees and the Depositor by the Holders of at least 33% in aggregate Liquidation Amount of the Outstanding Trust Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (e) the occurrence of any Bankruptcy Event with respect to the Property Trustee or all or substantially all of its property if a successor Property Trustee has not been appointed within a period of 90 days thereof; or

            (f) the occurrence of any Bankruptcy Event with respect to the Trust.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto, as amended from time to time.

            "Expiration Date" has the meaning specified in Section 901.

            "Global Trust Preferred Securities Certificate" means a Trust Preferred Securities Certificate evidencing ownership of Global Trust Preferred Securities.

            "Global Trust Preferred Security" means a Trust Preferred Security, the ownership and transfers of which shall be made through book entries by the Depositary as described in Section 504.

            "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and __________________, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Trust Preferred Securities, as amended from time to time.

            "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act .

            "Indenture" means the Junior Subordinated Indenture, dated as of _____________, between the Depositor and the Debenture Trustee (as amended or supplemented from time to time) relating to the issuance of the Junior Subordinated Debentures.

            "Investment Company Act" means the Investment Company Act of 1940, as amended.

            "Investment Company Event" means the receipt by the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Trust Preferred Securities.

            "Junior Subordinated Debentures" means the aggregate principal amount of the Depositor"s ___________% Junior Subordinated Deferrable Interest Debentures, Series __ due ___________________, issued pursuant to the Indenture.

            "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

            "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debentures to be contemporaneously redeemed in accordance with the Indenture, allocated to the Trust Common Securities and to the Trust Preferred Securities pro rata based upon the relative Liquidation Amounts of such classes and (b) with respect to a distribution of Junior Subordinated Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debentures are distributed.

            "Liquidation Amount" means the stated amount of $__________ per Trust Security.

            "Liquidation Date" means the date on which Junior Subordinated Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 904.

            "Liquidation Distribution" has the meaning specified in Section 904(d).

            "Majority in Liquidation Amount of the Trust Preferred Securities" or "Majority in Liquidation Amount of the Trust Common Securities" means, except as provided by the Trust Indenture Act, Trust Preferred Securities or Trust Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Trust Preferred Securities or Trust Common Securities, as the case may be.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, President, any Vice President, the Treasurer or any other duly authorized officer of the Depositor, and delivered to the party provided herein. Any Officers" Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement (other than pursuant to Section
817) shall include:

            (a) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Depositor or any Affiliate of the Depositor or any Trustee.

            "Original Trust Agreement" has the meaning specified in the preamble to this Trust Agreement.

            "Outstanding," when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore authenticated and delivered under this Trust Agreement, except:

            (a) Trust Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

            (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Preferred Securities, provided that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

            (c) Trust Securities which have been paid, or in exchange for, or in lieu of which, other Trust Securities have been executed and delivered pursuant to Sections 504, 505 and 506, other than any such Trust Securities in respect of which there shall have been presented to the Property Trustee proof satisfactory to it and the Depositor that such Trust Securities are held by a bona fide purchaser or purchasers in whose hands such Trust Securities are valid obligations of the Depositor;

provided, however, that in determining whether or not the Holders of the requisite Liquidation Amount of the Trust Preferred Securities Outstanding under this Trust Agreement have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Trust Securities, Trust Securities owned by the Depositor, any Trustee, and Administrator or any other obligor upon the Trust Securities or any Affiliate of the Depositor or of such other obligor (unless the Depositor, such Affiliate or such obligor owns all Trust Securities Outstanding under this Trust Agreement determined without regard to this proviso) shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee or any Administrator shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Trust Preferred Securities that such Trustee or such Administrator, as the case may be, knows to be so owned shall be so disregarded and (ii) the foregoing shall not apply at any time when all of the Outstanding Trust Preferred Securities are owned by the Depositor, one or more of the Trustees, one or more of the Administrators and/or any such Affiliate; provided, however, that Trust Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrators the pledgee"s right so to act with respect to such Trust Preferred Securities and that the pledgee is not the Depositor or any other obligor upon the Trust Preferred Securities or any Affiliate of the Depositor or of such other obligor.

            "Owner" means each Person who is the beneficial owner of Global Trust Preferred Securities as reflected in the records of the Depositary or, if a Depositary Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Depositary (directly or indirectly), in accordance with the rules of such Depositary.

            "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 510 and shall initially be the Property Trustee.

            "Payment Account" means a segregated non-interest-bearing corporate trust account maintained with the Property Trustee in its corporate trust department for the benefit of the Holders in which all amounts paid in respect of the Junior Subordinated Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 401 and 402.

            "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

            "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

            "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and the stated maturity of the Junior Subordinated Debentures shall be a Redemption Date for a Like Amount of Trust Securities, including but not limited to any date of redemption pursuant to the occurrence of any Special Event.

            "Redemption Price" means a price equal to 100% of the Liquidation Amount of the Trust Security to be redeemed, together with accumulated Distributions to but excluding the date fixed for redemption and the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption of the Junior Subordinated Debentures.

            "Relevant Trustee" has the meaning specified in Section 811.

            "Responsible Officer" when used with respect to the Property Trustee means any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer, senior trust officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer"s knowledge of and familiarity with the particular subject.

            "Securities Act" means the Securities Act of 1933, as amended, and any successor statute thereto, in each case as amended from time to time.

            "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 505.

            "Senior Indebtedness" has the meaning specified in the Indenture.

            "Special Event" means any Tax Event or Investment Company Event.

            "Successor Trust Preferred Securities Certificate" of any particular Trust Preferred Securities Certificate means every Trust Preferred Securities Certificate issued after, and evidencing all or a portion of the same beneficial interest in the Trust as that evidenced by, such particular Trust Preferred Securities Certificate; and, for the purposes of this definition, any Trust Preferred Securities Certificate executed and delivered under Section 506 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Trust Preferred Securities Certificate shall be deemed to evidence the same beneficial interest in the Trust as the mutilated, destroyed, lost or stolen Trust Preferred Securities Certificate.

            "Successor Trust Preferred Security" has the meaning specified in
Section 905.

            "Tax Event" means the receipt by the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of issuance of the Trust Preferred Securities (including, without limitation, any of the foregoing arising with respect to, or resulting from, any proceeding or other action commencing on or before such date), there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the Junior Subordinated Debentures, (ii) interest payable by the Depositor on the Junior Subordinated Debentures is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Depositor, in whole or in part, for United States Federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

            "Trust" means CP&L Energy Capital Trust __.

            "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits hereto, and (ii) for all purposes of this Amended and Restated Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any modification, amendment or supplement, respectively.

            "Trust Common Securities Certificate" means a certificate evidencing ownership of Trust Common Securities, substantially in the form attached as Exhibit B.

            "Trust Common Securities Purchase Agreement" means the Trust Common Securities Purchase Agreement dated as of __________________ between the Trust and the Depositor, as the same may be amended from time to time.

            "Trust Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $____________and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force and effect as of the date of execution of this Trust Agreement; provided, however, that in the event the Trust Indenture Act of 1939 is succeeded by another statute or is amended after such date, "Trust Indenture Act" shall mean such successor statute or the Trust Indenture Act of 1939, as so amended, to the extent such successor statute or amendment is applicable to this Trust Agreement or to the actions of the Depositor or the Property Trustee under or pursuant to this Trust Agreement.

            "Trust Preferred Securities Certificate" means a certificate evidencing ownership of Trust Preferred Securities, substantially in the form attached as Exhibit C.

            "Trust Preferred Security" means a preferred undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $___________and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

            "Trust Property" means (a) the Junior Subordinated Debentures, (b) any cash on deposit in, or owing to, the Payment Account, (c) all proceeds and rights in respect of the foregoing and (d) any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

            "Trust Securities Certificate" means any one of the Trust Common Securities Certificates or the Trust Preferred Securities Certificates.

            "Trust Security" means any one of the Trust Common Securities or the Trust Preferred Securities.

            "Trustees" means, collectively, the Property Trustee and the Delaware Trustee.

            "Underwriters" has the meaning specified in the Underwriting Agreement.

            "Underwriting Agreement" means the Underwriting Agreement, dated as of _________, among the Trust, the Depositor and the Underwriters, as the same may be amended from time to time.

                                  ARTICLE II

                           Continuation Of The Trust
                           -------------------------

Section 201.   Name.

            The Trust continued hereby shall be known as "CP&L Energy Capital Trust __," as such name may be modified from time to time by the Administrators following written notice to the Holders of Trust Securities and the Trustees, in which name the Administrators and the Trustees may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 202.   Office of the Delaware Trustee; Principal Place of Business.

            The address of the Delaware Trustee in the State of Delaware is ______________________________________________ , _____________________________,
____________, ____________ , _____, Attention: Corporate Trustee Administration Department, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders and the Depositor. The principal executive office of the Trust is in care of ________________________
_______________________________________________________________________________.

Section 203.   Initial Contribution of Trust Property; Organizational Expenses.

            The Property Trustee acknowledges receipt in trust from the Depositor in connection with this Trust Agreement of the sum of $_____________, which constitutes the initial Trust Property. The Depositor shall pay all organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

Section 204.   Issuance of the Trust Preferred Securities.

            The Depositor and the Trust executed and delivered the Underwriting Agreement as of ________________________, pursuant to the Original Trust Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Trust, shall by manual or facsimile signature execute in accordance with Section 503 and the Property Trustee shall authenticate in accordance with Section 503 and deliver to the Underwriters, Trust Preferred Securities Certificates, registered in the names requested by the Underwriters, in an aggregate amount of ___________________ Trust Preferred Securities having an aggregate Liquidation Amount of $__________________ against receipt of the aggregate purchase price of such Trust Preferred Securities of $_______________, by the Property Trustee.

            If the Underwriters exercise their option to purchase all or any portion of an additional ____________ Trust Preferred Securities pursuant to the terms of the Underwriting

Agreement, then an Administrator, on behalf of the Trust, shall by manual or facsimile signature execute in accordance with Section 503 and the Property Trustee shall authenticate in accordance with Section 503 and deliver to the Underwriters, additional Trust Preferred Securities Certificates, registered in the names requested by the Underwriters, in an aggregate amount of up to _______________ additional Trust Preferred Securities having an aggregate Liquidation Amount of up to $_______________________, against receipt of the aggregate purchase price of such additional Trust Preferred Securities of up to $_________________ by the Property Trustee.

Section 205. Issuance of the Trust Common Securities; Subscription and Purchase of Junior Subordinated Debentures.

            Contemporaneously with the execution and delivery of this Trust Agreement, an Administrator, on behalf of the Trust, shall by manual or facsimile signature execute or cause to be executed in accordance with Section 503 and the Property Trustee shall authenticate in accordance with Section 503 and shall deliver to the Depositor Trust Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of ______ Trust Common Securities having an aggregate Liquidation Amount of $___________ against receipt of the aggregate purchase price of such Trust Common Securities of $_________ by the Property Trustee. Contemporaneously therewith, an Administrator, on behalf of the Trust, shall subscribe for and purchase from the Depositor the Junior Subordinated Debentures, registered in the name of the Property Trustee and having an aggregate principal amount equal to $_________, and, in satisfaction of the purchase price for such Junior Subordinated Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $_________, (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of Section 204, and (ii) the first sentence of this Section 205) and receive on behalf of the Trust such Junior Subordinated Debentures.

            If the Underwriters exercise their option to purchase additional Trust Preferred Securities pursuant to the terms of the Underwriting Agreement, then an Administrator, on behalf of the Trust, shall by manual or facsimile signature execute in accordance with Section 503 and the Property Trustee shall authenticate and deliver to the Depositor additional Trust Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of up to ______ additional Trust Common Securities having an aggregate Liquidation Amount of up to $_______ against receipt of the aggregate purchase price of such additional Trust Common Securities of up to $________ by the Property Trustee. Contemporaneously therewith, an Administrator, on behalf of the Trust, shall subscribe for and purchase from the Depositor the Junior Subordinated Debentures, registered in the name of the Property Trustee and having an aggregate principal amount of up to $_______, and, in satisfaction of the purchase price for such Junior Subordinated Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor an aggregate amount equal to the sum of the amounts delivered to the Property Trustee pursuant to (i) the third sentence of Section 204, and (ii) the third sentence of this Section 205.

Section 206.   Declaration of Trust.

            The exclusive purposes and functions of the Trust are to (a) issue and sell Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Debentures, and (b) engage in only those other activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Holders. The Depositor hereby appoints the Administrators, with such Administrators having all rights, powers and duties set forth herein with respect to accomplishing the purposes of the Trust, and the Administrators hereby accept such appointment; provided, however, that it is the intent of the parties hereto that such Administrators shall not be trustees or, to the fullest extent permitted by law, fiduciaries with respect to the Trust and this Trust Agreement shall be construed in a manner consistent with such intent. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrators set forth herein. The Delaware Trustee shall be one of the trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Business Trust Act.

Section 207.   Authorization to Enter into Certain Transactions.

            (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section and in accordance with the following provisions (i) and (ii), the Trustees and the Administrators shall act as follows:

                    (i)   Each Administrator, acting jointly or singly, shall:

                          (1) comply with the Underwriting Agreement regarding the issuance and sale of the Trust Securities;

                          (2) assist in compliance with the Securities Act, applicable State securities or blue sky laws, and the Trust Indenture Act;

                          (3) assist in the listing of the Trust Preferred Securities upon such securities exchange or exchanges as shall be determined by the Depositor, with the registration of the Trust Preferred Securities under the Exchange Act, if required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                          (4) execute the Trust Securities on behalf of the Trust in accordance with this Trust Agreement;

                          (5) execute and deliver an application for a taxpayer identification number for the Trust;

                          (6) assist in the filing with the Commission, at such time as determined by the Depositor, any registration statement under the Securities Act, including any amendments thereto;

                          (7) unless otherwise required by the Trust Indenture Act, execute on behalf of the Trust any documents that the Administrators have the power to execute pursuant to this Trust Agreement, including without limitation, the Debentures Purchase Agreement and the Trust Common Securities Purchase Agreement and send notices (other than notices of default) and other information regarding the Trust Securities and the Junior Subordinated Debentures to the Holders in accordance with this Trust Agreement; and

                          (8) take any action incidental to the foregoing as necessary or advisable to give effect to the terms of this Trust Agreement.

                    (ii) The Property Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                          (1)  the establishment of the Payment Account;

                          (2)  the receipt of the Junior Subordinated
                    Debentures;

                          (3) the receipt and collection of interest, principal and any other payments made in respect of the Junior Subordinated Debentures in the Payment Account;

                          (4) the distribution, through the Paying Agent, of amounts owed to the Holders in respect of the Trust Securities;

                          (5) the exercise of all of the rights, powers and privileges of a holder of the Junior Subordinated Debentures (subject to the terms of this Trust Agreement);

                          (6) the sending of notices of default and other information regarding the Trust Securities and the Junior Subordinated Debentures to the Holders in accordance with this Trust Agreement;

                          (7) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

                          (8) to the extent provided in this Trust Agreement, the winding-up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware; and

                          (9) after an Event of Default (other than under paragraph (b), (c), (d), or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee), comply with the provisions of this Trust Agreement and take any action to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                    provided, however, that nothing in this Section 207(a)(ii) shall require the Property Trustee to take any action that is not otherwise required in this Trust Agreement.

                    (iii) the Property Trustee shall have none of the duties,
            liabilities, powers or the authority of the Administrators as set forth in Section 207(a)(i).

            (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators shall (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would cause the Trust to become taxable other than as a grantor trust for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

            (c) In connection with the issue and sale of the Trust Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                    (i) the preparation, execution and filing with the Commission of a registration statement on the appropriate form under the Securities Act with respect to the Trust Preferred Securities;

                    (ii) the determination of the states in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and the determination of any and all such acts, other than actions that must be taken by or on behalf of the Trust, and the advice to the Administrators of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Trust Preferred Securities;

                    (iii) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Trust Preferred Securities; and

                    (iv) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

            (d) Notwithstanding anything herein to the contrary, the Administrators and the Property Trustee are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act, and will not be taxable other than as a grantor trust for the United States Federal income tax purposes and so that the Junior Subordinated Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Administrators, the Property Trustee and the Holders of Trust Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that the Administrators, Property Trustee and Holders of Trust Common Securities determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the holders of the Outstanding Trust Preferred Securities. In no event shall the Administrators or the Trustees be liable to the Trust or the Holders for any failure to comply with this Section that results from a change in law or regulations or in the interpretation thereof. It is understood that (i) by performing its duties and obligations as are specifically set forth in this Trust Agreement, the Property Trustee shall be deemed to have complied with the provisions of the first sentence of this Section 207(d) and (ii) nothing in this Section 207(d) shall require the Property Trustee to take any actions other that those specifically required by this Trust Agreement to be taken by it.

Section 208.   Assets of Trust.

            The assets of the Trust shall consist solely of the Trust Property.

Section 209.   Title to Trust Property.

            Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Holders in accordance with this Trust Agreement.

                                  ARTICLE III

                                Payment Account
                                ---------------

Section 301.   Payment Account.

            (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and its agents shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

            (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                  ARTICLE IV

                           Distribution; Redemption
                           ------------------------

Section 401.   Distributions.

            (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including of Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including of Additional Interest) are made on the Junior Subordinated Debentures. Accordingly:

                    (i) Distributions on the Trust Securities shall be cumulative and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accumulate from __________, 20__, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, shall be payable quarterly in arrears on __________, ________, _________, and ________ of each year, commencing on _________, 20__. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (without any additional Distributions or other payment in respect of any such delay), with the same force and effect as if made on the date on which such payment was originally payable (each date on which distributions are payable in accordance with this Section 401(a), a "Distribution Date").

                    (ii) The Trust Securities shall be entitled to Distributions payable at a rate of ____% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any period less than a full Distribution period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in a partial month in a period. Distributions payable for each full Distribution period will be computed by dividing the rate per annum by four. The amount of Distributions payable for any period shall include any Additional Amounts in respect of such period.

                    (iii) So long as no Debenture Event of Default has occurred and is continuing, the Depositor has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debentures at any time and from time to time for a period not exceeding 20 consecutive quarterly periods (an "Extension Period"), during which Extension Periods the Depositor shall have the right to make partial payments of interest on any Interest Payment Date (as defined in the Indenture) and at the end of which the Depositor shall pay all interest then accrued and unpaid, provided that no Extension Period may extend beyond ____________________or end on a day other than an Interest Payment Date. As a consequence of any such deferral, quarterly Distributions on the Trust Securities by the Trust will also be deferred (and the amount of Distributions to which Holders of the Trust Securities are entitled will accumulate additional Distributions thereon at a rate of _______% per annum, compounded quarterly from the relevant payment date for such Distributions, computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period). Additional Distributions payable for each full Distribution period will be computed by dividing the rate per annum by four. The term "Distributions" as used in Section 401 shall include any such additional Distributions provided pursuant to this Section 401(a)(iii).

                    (iv) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

            (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be at the close of business on the fifteenth day (whether or not a Business Day) next preceding the relevant Distribution Date.

Section 402.   Redemption.

            (a) On each Debenture Redemption Date and on the stated maturity of the Junior Subordinated Debentures, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

            (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

                    (i)   the Redemption Date;

                    (ii)  the Redemption Price;

                    (iii) the CUSIP number or CUSIP numbers of the Trust
            Preferred Securities affected;

                    (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed;

                    (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 402(e) below; and

                    (vi) the place or places where Trust Securities are to be surrendered for the payment of the Redemption Price.

            (c) The Trust in issuing the Trust Securities may use "CUSIP" or "private placement" numbers (if then generally in use), and, if so, the Property Trustee shall indicate the "CUSIP" or "private placement" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related material.

            (d) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the applicable proceeds from the contemporaneous redemption of Junior Subordinated Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

            (e) If the Trust gives a notice of redemption in respect of any Trust Preferred Securities, then, by 10:00 a.m., New York City time, on the Redemption Date, the Depositor shall deposit sufficient funds with the Property Trustee to pay the Redemption Price. If such deposit has been made, then by 12:00 noon, New York City time, on the Redemption Date, subject to Section 402(c), the Property Trustee will, with respect to Trust Preferred Securities held in global form, irrevocably deposit with the Depositary for such Trust Preferred Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Trust Preferred Securities. With respect to Trust Preferred Securities that are not held in global form, the Property Trustee, subject to Section 402(c), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Trust Preferred Securities upon surrender of their Trust Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and such Trust Securities will cease to be Outstanding. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 401 and in accordance with the continued accrual of interest on the Junior Subordinated Debentures, from the Redemption Date originally established by the Trust for such Trust Securities to the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

            (f) Subject to Section 403(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of such Trust Securities to be redeemed shall be allocated pro rata to the Trust Common Securities and the Trust Preferred Securities based on the relative Liquidation Amounts of such classes. The amount of premium, if any, paid by the Depositor upon the redemption of all or any part of the Junior Subordinated Debentures to be repaid or redeemed on a Redemption Date shall be allocated to the redemption pro rata of the Trust Preferred Securities and the Trust Common Securities. The particular Trust Preferred Securities to be redeemed shall be selected by the Property Trustee by such method (including, without limitation, on a pro rata basis based on their respective Liquidation Amounts or by lot) as the Property Trustee shall deem fair and appropriate, which may provide for the selection for redemption of portions (equal to $_____ or integral multiples thereof) of the Liquidation Amount of Trust Preferred Securities of a denomination larger than $______, not more than 60 days prior to the Redemption Date from the Outstanding Trust Preferred

     Securities not previously called for redemption, or if the Trust Preferred Securities are then held in the form of a Global Trust Preferred Security, by the Depositary in accordance with the customary procedures for the Depositary. In any such proration, the Property Trustee shall make such adjustments so that any Trust Preferred Security to be redeemed shall, after such redemption, be in an authorized denomination. The Property Trustee shall promptly notify the Securities Registrar in writing of the Trust Preferred Securities selected for redemption and, in the case of any Trust Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Trust Preferred Securities shall relate, in the case of any Trust Preferred Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Trust Preferred Securities that has been or is to be redeemed.

Section 403.   Subordination of Trust Common Securities.

            (a) Payment of Distributions (including Additional Amounts, if applicable) on, the Redemption Price of, and the Liquidation Distribution in respect of, the Trust Securities, as applicable, shall be made, subject to Section 402(e), pro rata among the Trust Common Securities and the Trust Preferred Securities based on the Liquidation Amount of such Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default in Section 801(a) or 801(b) of the Indenture shall have occurred and be continuing, no payment of any Distribution (including any Additional Amounts) on, Redemption Price of, or Liquidation Distribution in respect of, any Trust Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Trust Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including any Additional Amounts) on all Outstanding Trust Preferred Securities for all Distribution periods terminating on or prior thereto, or, in the case of payment of the Redemption Price, the full amount of such Redemption Price on all Outstanding Trust Preferred Securities then called for redemption, or in the case of payment of the Liquidation Distribution, the full amount of such Liquidation Distribution on all Outstanding Trust Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including any Additional Amounts) on, or the Redemption Price of, or Liquidation Distribution in respect of, Trust Preferred Securities then due and payable. The existence of an Event of Default does not entitle the Holders of Trust Preferred Securities to accelerate the maturity thereof.

            (b) In the case of the occurrence of any Event of Default resulting from any Debenture Event of Default, the Holder of the Trust Common Securities shall be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effects of all such Events of Default with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Trust Agreement with respect to the Trust Preferred

     Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Trust Preferred Securities and not on behalf of the Holder of the Trust Common Securities, and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

Section 404.   Payment Procedures.

            Payments of Distributions (including any Additional Amounts) in respect of the Trust Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Trust Preferred Securities are held by the Depositary, such Distributions shall be made to the Depositary in immediately available funds, which will credit the relevant accounts on the applicable Distribution Dates. Payments in respect of the Trust Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Trust Common Securities.

Section 405.   Tax Returns and Reports.

            The Administrators shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States Federal, State and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrators shall (a) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Trust. The Administrators shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Property Trustee shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

            On or before December 15 of each year during which any Trust Preferred Securities are outstanding, the Administrators shall furnish to the Paying Agent such information as may be reasonably requested by the Property Trustee in order that the Property Trustee may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Code. Such information shall include the amount of original issue discount includable in income for each outstanding Trust Preferred Security during such year, if any.

Section 406.   Payment of Taxes, Duties, Etc. of the Trust.

            Upon receipt under the Junior Subordinated Debentures of Additional Sums and the written direction of any of the Administrators, the Property Trustee shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

Section 407.   Payments under Indenture or Pursuant to Direct Actions.

            Any amount payable hereunder to any Holder of Trust Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 808 of the Indenture or Section 513 of this Trust Agreement.

Section 408.   Liability of the Holder of Trust Common Securities.

            The Holder of Trust Common Securities shall be liable for the debts and obligations of the Trust as set forth in Section 907 of the Indenture regarding allocation of expenses.

                                   ARTICLE V

                         Trust Securities Certificates
                         -----------------------------

Section 501.   Initial Ownership.

            Upon the creation of the Trust and the contribution by the Depositor pursuant to Section 203 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

Section 502.   The Trust Securities Certificates.

            (a) The Trust Preferred Securities Certificates shall be issued in fully registered form in denominations of $_____ Liquidation Amount or integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrator. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to
     Section 505.

            (b) Upon their original issuance, Trust Preferred Securities Certificates representing Global Trust Preferred Securities shall be issued in the form of one or more Global Trust Preferred Securities Certificates registered in the name of Cede as the Depositary's nominee and deposited with or on behalf of the Depositary for credit by the Depositary to the respective accounts of the Owners thereof (or such other accounts as they may direct). Except as set forth herein, record ownership of the Global Trust Preferred Securities may be transferred, in whole or in part, only to the Depositary, another nominee of Depositary or to a successor of the Depositary or its nominee.

            (c) A single Trust Common Securities Certificate representing the Trust Common Securities shall be issued to the Depositor in the form of a definitive Trust Common Securities Certificate.

Section 503.   Execution and Delivery of Trust Securities Certificates.

            At the Closing Time, and on the date, if any, on which the Underwriters exercise their option to purchase additional Trust Preferred Securities pursuant to the terms of the Underwriting Agreement, as applicable, an Administrator shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 204 and 205, to be executed on behalf of the Trust and delivered to the Property Trustee and upon such delivery the Property Trustee shall authenticate such Trust Securities Certificates and deliver such Trust Securities Certificates upon the written order of the Trust, executed by an Administrator thereof, without further corporate action by the Depositor, in authorized denominations. Only such Trust Securities Certificates as shall bear thereon a certificate of authentication substantially in the form provided for herein executed by the Property Trustee by manual signature of an authorized officer thereof shall be entitled to the benefits of this Trust Agreement or be valid or obligatory for any purpose.

Section 504.   Global Trust Preferred Securities.

            (a) The Global Trust Preferred Securities issued under this Trust Agreement shall be registered in the name of the nominee of the Depositary and delivered to the Property Trustee as custodian therefor, and such Global Trust Preferred Security shall constitute a single Trust Preferred Security for all purposes of this Trust Agreement.

            (b) Notwithstanding any other provision of this Trust Agreement, except as contemplated by the provisions of paragraph (c) below, unless the terms of a Global Trust Preferred Security expressly permit such Global Trust Preferred Security to be exchanged in whole or in part for individual Trust Preferred Securities, a Global Trust Preferred Security may be transferred, in whole but not in part and in the manner provided in Section 505, only to a nominee of the Depositary for such Global Trust Preferred Security, or to the Depositary, or to a successor Depositary for such Global Trust Preferred Security selected or approved by the Depositor, or to a nominee of such successor Depositary.

            (c) (1) If at any time the Depositary for a Global Trust Preferred Security notifies the Depositor that it is unwilling or unable to continue as the Depositary for such Global Trust Preferred Security or if at any time the Depositary for the Trust Preferred Securities shall no longer be eligible or in good standing under the Exchange Act, or other applicable statute or regulation, the Depositor shall appoint a successor Depositary with respect to such Global Trust Preferred Security. If a successor Depositary for such Global Trust Preferred Security is not appointed by the Depositor within 90 days after the Depositor receives such notice or becomes aware of such ineligibility, an Administrator will execute, and the Property Trustee will authenticate and deliver, Trust Preferred Securities in the form of definitive certificates of like tenor and terms ("Definitive Trust Preferred Securities") in a Liquidation Amount equal to the Liquidation Amount of the Global Trust Preferred Security in exchange for such Global Trust Preferred Security. Such Definitive Trust Preferred Securities will be issued in the form of a Trust Preferred Securities Certificate or Certificates to and registered in the name of such Person or Persons as are specified by the Depositary.

                    (2) The Trust may at any time and in its sole discretion determine that the Trust Preferred Securities issued or issuable in the form of one or more Global Trust Preferred Securities shall no longer be represented by such Global Trust Preferred Security or Securities. In any such event an Administrator will execute, and the Property Trustee will authenticate and deliver without service charge to each Person specified by the Depositary a Trust Preferred Securities Certificate of like tenor in a Liquidation Amount equal to the Liquidation Amount of such Global Trust Preferred Security, or the aggregate Liquidation Amount of such Global Trust Preferred Securities, in exchange for such Global Trust Preferred Security or Securities.

                    (3) If specified by the Trust with respect to a Global Trust Preferred Security, the Depositary for such Global Trust Preferred Security may surrender such Global Trust Preferred Security in exchange in whole or in part for Definitive Trust Preferred Securities on such terms as are acceptable to the Trust and such Depositary. Thereupon an Administrator shall execute, and the Property Trustee shall authenticate and deliver, without service charge, (A) to each Person specified by such Depositary a Trust Preferred Securities Certificate of like tenor and of any authorized denomination as requested by such Person in aggregate Liquidation Amount equal to and in exchange for the Liquidation Amount of such Person's Global Trust Preferred Security; and (B) to such Depositary a new Global Trust Preferred Security in an authorized denomination equal to the difference, if any, between the Liquidation Amount of the surrendered Global Trust Preferred Security and the aggregate Liquidation Amount of Trust Preferred Securities delivered to Holders thereof.

                    (4) In any exchange provided for in any of the preceding three subparagraphs, an Administrator shall execute and the Property Trustee shall authenticate and deliver Trust Preferred Securities Certificates in authorized denominations. Upon the exchange of the entire Liquidation Amount of a Global Trust Preferred Security for Definitive Trust Preferred Securities, such Global Trust Preferred Security shall be canceled by the Property Trustee. Except as provided in the immediately preceding subparagraph, Definitive Trust Preferred Securities issued in exchange for a Global Trust Preferred Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Trust Preferred Security, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Provided that the Depositor and the Property

            Trustee have so agreed, the Property Trustee shall deliver a Trust Preferred Securities Certificate to the Persons in whose names the Trust Preferred Securities are so to be registered.

                    (5) Any endorsement of a Global Trust Preferred Security to reflect the Liquidation Amount thereof, or any increase or decrease in such Liquidation Amount, or changes in the rights of Holders of Outstanding Trust Preferred Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Trust Preferred Security. Subject to the provisions of Section 503, the Property Trustee shall deliver and redeliver any such Global Trust Preferred Security in the manner and upon instructions given by the Person or Persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Trust Preferred Security.

                    (6) The Depositary or, if there be one, its nominee, shall be the Holder of a Global Trust Preferred Security for all purposes under this Trust Agreement; and beneficial owners with respect to such Global Trust Preferred Security shall hold their interests pursuant to applicable procedures of such Depositary. The Depositor, the Property Trustee and the Trust Preferred Security Registrar shall be entitled to deal with such Depositary for all purposes of this Trust Agreement relating to such Global Trust Preferred Security (including the payment of any Distributions and the giving of instructions or directions by or to the beneficial owners of such Global Trust Preferred Security as the sole Holder of such Global Trust Preferred Security and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary). None of the Depositor, the Property Trustee, any Paying Agent or the Securities Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Trust Preferred Security in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Trust Preferred Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 505. Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges; Trust Preferred Securities Certificates.

            The Property Trustee shall keep or cause to be kept at its Corporate Trust Office a register or registers for the purpose of registering Trust Preferred Securities Certificates and transfers and exchanges of Trust Preferred Securities Certificates in which the registrar and transfer agent with respect to the Trust Preferred Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Trust Preferred Securities Certificates and Trust Common Securities Certificates (subject to

Section 511 in the case of Trust Common Securities Certificates) and registration of transfers and exchanges of Trust Preferred Securities Certificates as herein provided. Such register is herein sometimes referred to as the "Securities Register." The Property Trustee is hereby appointed Securities Registrar for the purpose of registering Trust Preferred Securities and transfers of Trust Preferred Securities as herein provided.

            Upon surrender for registration of transfer of any Trust Preferred Security Certificate at the offices or agencies of the Property Trustee designated for that purpose an Administrator shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Preferred Securities Certificates of any authorized denominations of like tenor and aggregate Liquidation Amount and bearing such restrictive legends as may be required by this Trust Agreement.

            At the option of the Holder, Trust Preferred Securities Certificates may be exchanged for other Trust Preferred Securities Certificates of any authorized denominations, of like tenor and aggregate Liquidation Amount and bearing such restrictive legends as may be required by this Trust Agreement, upon surrender of the Trust Preferred Securities to be exchanged at such office or agency. Whenever any Trust Preferred Securities are so surrendered for exchange, an Administrator shall execute and the Property Trustee shall authenticate and deliver the Trust Preferred Securities that the Holder making the exchange is entitled to receive.

            All Trust Preferred Securities Certificates issued upon any transfer or exchange of Trust Preferred Securities shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Trust Agreement, as the Trust Preferred Securities Certificates surrendered upon such transfer or exchange.

            Every Trust Preferred Securities Certificate presented or surrendered for transfer or exchange shall (if so required by the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

            No service charge shall be made to a Holder for any transfer or exchange of Trust Preferred Securities, but the Property Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Trust Preferred Securities.

            Neither the Trust nor the Property Trustee shall be required, pursuant to the provisions of this Section, (x) to issue, register the transfer of or exchange any Trust Preferred Security during a period beginning at the opening of business 15 days before the day of selection for redemption of Trust Preferred Securities pursuant to Article IV and ending at the close of business on the day of mailing of the notice of redemption, or (y) to register the transfer of or exchange any Trust Preferred Security so selected for redemption in whole or in part, except, in the case of any such Trust Preferred Security to be redeemed in part, any portion thereof not to be redeemed.

            None of the Trust, the Property Trustee, the Delaware Trustee, any Paying Agent or the Securities Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Trust Preferred Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 506.   Mutilated, Destroyed, Lost or Stolen Trust Securities
               Certificates.

            If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrators such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrators, or any one of them, on behalf of the Trust shall execute and make available for delivery, and the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination.

            Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Trust Securities Certificate has become or is about to become due and payable, the Trust, in its discretion (by an Administrator) may, instead of issuing a new Trust Securities Certificate, pay such Trust Securities Certificate.

            In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrators or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

            Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust corresponding to that evidenced by the lost, stolen or destroyed Trust Securities Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

            The provisions of this Section 506 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Trust Securities Certificates.

Section 507.   Persons Deemed Holders.

            Prior to due presentment of a Trust Preferred Securities Certificate for registration of transfer, the Trustees, the Administrators or the Securities Registrar shall treat the Person in whose name any Trust Securities are issued as the owner of such Trust Securities for the purpose of receiving Distributions and for all other purposes whatsoever (subject to the record date provisions hereof), and none of the Trustees, the Administrators nor the Securities Registrar shall be bound by any notice to the contrary.
Section 508.   Access to List of Holders' Names and Addresses.

            Semiannually, not later than _______________ and _______________ in each year, commencing with the year 200_, and at such other times as the Property Trustee may request in writing, the Depositor shall furnish or cause to be furnished to the Property Trustee information as to the names and addresses of the Holders, and the Property Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Property Trustee shall be the Securities Registrar. Every holder of Trust Securities by receiving and holding the same, agrees with the Depositor and the Property Trustee that neither the Depositor nor the Property Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Trust Securities in accordance with
Section 312 of the Trust Indenture Act, or any successor section of such Act, regardless of the source from which such information was derived, and that the Property Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trustee Indenture Act, or any successor section of such Act.

Section 509.   Maintenance of Office or Agency.

            The Property Trustee shall designate, with the consent of the Administrators, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Trust Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Property Trustee initially designates ______________________ as its corporate trust office for such purposes. The Property Trustee shall give prompt written notice to the Depositor, the Administrators and to the Holders of any change in the location of the Securities Register or any such office or agency.

Section 510.   Appointment of Paying Agent.

            The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrators. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Property Trustee may revoke such power and remove any Paying Agent in its sole discretion. The Paying Agent shall initially be the Property Trustee. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrators, and the Property Trustee. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Property Trustee shall appoint a successor (which shall be a bank or trust company) that is reasonably acceptable to the Administrators to act as Paying Agent. Such successor Paying Agent or any additional Paying Agent appointed by the Property Trustee shall execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 801, 803 and 806 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent chosen by the Property Trustee unless the context requires otherwise.

Section 511.   Ownership of Trust Common Securities by Depositor.

            At each Closing Time, the Depositor shall acquire and retain beneficial and record ownership of the Trust Common Securities. Neither the Depositor nor any successor Holder of the Trust Common Securities may transfer less than all the Trust Common Securities, and the Depositor or any such successor Holder may transfer the Trust Common Securities only (i) in connection with a consolidation or merger of the Depositor into another entity or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Section 1101 of the Indenture, or (ii) to an Affiliate of the Depositor in compliance with applicable law (including the Securities Act and applicable State securities and blue sky laws); provided that any such transfer shall be subject to the condition that the transferor shall have obtained (A) either a ruling from the Internal Revenue Service or an unqualified written opinion addressed to the Trust and delivered to the Trustees of nationally recognized independent tax counsel experienced in such matters to the effect that such transfer will not
(1) cause the Trust to be treated as issuing a class of interests in the Trust differing from the class of interests represented by the Trust Common Securities originally issued to the Depositor, (2) result in the Trust acquiring or disposing of, or being deemed to have acquired or disposed of, an asset, or (3) result in or cause the Trust to be treated as anything other than a grantor trust for United States Federal income tax purposes and (B) an unqualified written opinion addressed to the Trust and delivered to the Trustees of a nationally recognized independent counsel experienced in such matters that such transfer will not cause the Trust to be an "investment company" or controlled by an "investment company" that is required to be registered under the Investment Company Act. To the fullest extent permitted by law, any attempted transfer of the Trust Common Securities, other than as set forth in the immediately preceding sentence, shall be void. The Administrators shall cause each Trust Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO THE DEPOSITOR OR AN AFFILIATE OF THE DEPOSITOR IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 511 OF THE TRUST AGREEMENT."

Section 512.   Notices to Depositary.

            To the extent that a notice or other communication to the Holders is required under this Trust Agreement, with respect to Trust Preferred Securities represented by Global Trust Preferred Securities Certificates, the Administrators and the Trustees shall give all such notices and communications specified herein to be given to the Depositary, and shall have no obligations to the Owners.

Section 513.   Rights of Holders.

            (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with
     Section 209, and the Holders shall not have any right or title therein other than the undivided beneficial ownership interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Holders against payment of the purchase price therefor, as provided herein, will be fully paid and nonassessable by the Trust. Except as otherwise provided in Section 408, the Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

            (b) For so long as any Trust Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 33% in principal amount of the outstanding Junior Subordinated Debentures fail to declare the principal of all of the Junior Subordinated Debentures to be immediately due and payable, the Holders of at least 33% in Liquidation Amount of the Trust Preferred Securities then Outstanding shall have such right to make such declaration by a notice in writing to the Property Trustee, the Depositor and the Debenture Trustee.

            At any time after such a declaration of acceleration with respect to the Junior Subordinated Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, the Holders of a Majority in Liquidation Amount of the Trust Preferred Securities, by written notice to the Property Trustee, the Depositor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

                    (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay

                          (1) all overdue installments of interest on all of the Junior Subordinated Debentures,

                          (2) any accrued Additional Interest on all of the Junior Subordinated Debentures,

                          (3) the principal of any Junior Subordinated Debentures which have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Junior Subordinated Debentures, and

                          (4) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel; and

                    (ii) all Debenture Events of Default, other than the non-payment of the principal of the Junior Subordinated Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 813 of the Indenture.

            The Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities may, on behalf of the Holders of all the Trust Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Junior Subordinated Debentures. No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Trust Preferred Securities all or part of which is represented by Global Trust Preferred Securities, a record date shall be established for determining Holders of Outstanding Trust Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 513(b).

            (c) For so long as any Trust Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Debenture Event of Default specified in Section 801(a) or 801(b) of the Indenture, any Holder of Trust Preferred Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Section 808 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Junior Subordinated Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Trust Preferred Securities of such Holder (a "Direct Action"). Except as set forth in Sections 513(b) and 513(c), the Holders of Trust Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Junior Subordinated Debentures.

            The holders of a Majority in Liquidation Amount of the Trust Preferred Securities at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee with respect to the Trust Preferred Securities; provided, however, that, the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Property Trustee in good faith shall determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Holders of Trust Preferred Securities not parties to such direction, and provided further that nothing in this Trust Agreement shall impair the right of the Property Trustee to take any action deemed proper by the Property Trustee and which is not inconsistent with such direction by such Holders.

                                  ARTICLE VI

                       Acts of Holders; Meetings; Voting
                       ---------------------------------

Section 601.   Limitations on Holder's Voting Rights.

            (a) Except as provided in this Trust Agreement and in the Indenture and as otherwise required by law, no Holder of Trust Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Trust Securities Certificates be construed so as to constitute the Holders from time to time as members of an association.

            (b) So long as any Junior Subordinated Debentures are held by the Property Trustee on behalf of the Trust, the Property Trustee shall not
     (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or execute any trust or power conferred on the Property Trustee with respect to such Junior Subordinated Debentures, (ii) waive any past default that may be waived under Section 813 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities, provided, however, that where a consent under the Indenture would require the consent of each holder of Junior Subordinated Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Trust Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of Trust Preferred Securities, except by a subsequent vote of the Holders of Trust Preferred Securities. Subject to Section 803, the Property Trustee shall notify all Holders of the Trust Preferred Securities of any notice of default received with respect to the Junior Subordinated Debentures. In addition to obtaining the foregoing approvals of the Holders of the Trust Preferred Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action will not cause the Trust to be taxable other than as a grantor trust for United States Federal income tax purposes.

            (c) If any proposed amendment to the Trust Agreement provides for, or the Trust otherwise proposes to effect, (i) any action that would adversely affect in any material respect the interests, powers, preferences or special rights of the Trust Preferred Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Trust Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities; except as otherwise provided in Section 1002(c). Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Trust to be taxable other than as a grantor trust for United States Federal income tax purposes.

Section 602.   Notice of Meetings.

            Notice of all meetings of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1008, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

Section 603.   Meetings of Holders.

            (a) A meeting of any class of Holders may be called at any time and from time to time pursuant to this Article VI to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Trust Agreement to be made, given or taken by Holders.

            (b)     The Property Trustee, by giving notice as provided in
     Section 602, may at any time call a meeting of Holders for any purpose specified in subsection (a) of this Section, to be held at such time and at such place in the __________________________, as the Property Trustee shall determine, or, with the approval of the Administrators, at any other place. If the Property Trustee shall have been requested to call a meeting of the Holders of Trust Preferred Securities by the Holders of 33% in aggregate Liquidation Amount of all Trust Preferred Securities, for any purpose specified in subsection (a) of this Section, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Property Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Holders of Trust Preferred Securities in the Liquidation Amount above specified, as the case may be, may determine the time and the place in the ____________________, or in such other place as shall be determined or approved by the Administrators, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in this subsection
     (b). The Administrators or the Property Trustee may, at any time in their discretion, call a meeting of Holders of Trust Preferred Securities to vote on any matters as to which Holders are entitled to vote.

            (c) Any meeting of Holders shall be valid without notice if the Holders of all Outstanding Trust Securities, Trust Common Securities or Trust Preferred Securities, as the case may be, are present in person or by proxy and if representatives of the Depositor, the Trust and the Property Trustee are present, or if notice is waived in writing before or after the meeting by such Holders, or by such of them as are not present at the meeting in person or by proxy, and by the Depositor, the Trust and the Property Trustee.

            (d) To be entitled to vote at any meeting of Holders of Trust Securities, a Person shall be (a) a Holder of one or more Outstanding Trust Securities, Trust Common Securities or Trust Preferred Securities, as the case may be, or (b) a Person appointed by an instrument in writing as proxy for such Holder or Holders by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Trust Securities shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Property Trustee and its counsel, any representatives of the Trust and its counsel and any representatives of the Depositor and its counsel.

            (e) The Persons entitled to vote at least a Majority in Liquidation Amount of the Outstanding Trust Securities with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of such Trust Securities; provided, however, that if any action is to be taken at such meeting which this Trust Agreement expressly provides may be taken by the Holders of a specified percentage, which is less than a Majority in Liquidation Amount, of such Outstanding Trust Securities, considered as one class, the Persons entitled to vote such specified percentage in Liquidation Amount of such Outstanding Trust Securities, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of such Trust Securities, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 604(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in subsection
     (b) of this Section not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the Liquidation Amount of the Outstanding Trust Securities which shall constitute a quorum.

            (f) Except as limited by Section 1202 of the Indenture, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a Majority in Liquidation Amount of the Outstanding Trust Securities, Trust Common Securities or Trust Preferred Securities, as the case may be, with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Trust Agreement expressly provides may be taken by the Holders of a specified percentage, which is less than a Majority in Liquidation Amount, of such Outstanding Trust Securities, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in Liquidation Amount of such Outstanding Trust Securities, considered as one class.

            (g) Any resolution passed or decision taken at any meeting of Holders of Trust Securities, Trust Common Securities or Trust Preferred Securities, as the case may be, duly held in accordance with this Section shall be binding on all such Holders, whether or not present or represented at the meeting.

Section 604. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings.

            (a) Attendance at meetings of Holders may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Trust Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Trust Securities before being voted.

            (b) Notwithstanding any other provisions of this Trust Agreement, the Property Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of such Trust Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Trust Securities shall be proved in the manner specified in Section 608 and the appointment of any proxy shall be proved in the manner specified in Section 608. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 608 or other proof.

            (c) The Property Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Administrators or by Holders as provided in Section 603(b), in which case the Administrators or the Holders of Trust Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a Majority in Liquidation Amount of the Outstanding Trust Securities represented at the meeting, considered as one class.

            (d) At any meeting each Holder or proxy shall be entitled to one vote for each $___ Liquidation Amount of Trust Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Trust Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Trust Security or proxy.

            (e) Any meeting duly called pursuant to Section 603 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a Majority in Liquidation Amount of the Outstanding Trust Securities as may be represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

Section 605.   Counting Votes and Recording Action of Meetings.

            The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the aggregate Liquidation Amount and serial numbers of the Outstanding Trust Securities with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 602. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Administrators, and another to the Property Trustee to be preserved by the Property Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 606.   Holder Action by Written Consent.

            In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 608.

Section 607.   Record Date for Voting and Other Purposes.

            For the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrators or Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

Section 608.   Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Trust Agreement to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of this Article VI, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Property Trustee. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Trust Security, shall be sufficient for any purpose of this Trust Agreement and (subject to Section 801) conclusive in favor of the Trustees, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 605.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Property Trustee or the Administrator receiving the same deems sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) The Liquidation Amount and serial numbers of Trust Securities held by any Person, and the date of holding the same, shall be proved by the Securities Register.

            (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees, the Administrators or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

            (e) Until such time as written instruments shall have been delivered to the Property Trustee with respect to the requisite percentage of Liquidation Amount of Trust Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Trust Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

            (f) Trust Securities authenticated and delivered after any Act of Holders of such Trust Securities may, and shall if required by the Property Trustee, bear a notation in form approved by the Property Trustee as to any action taken by such Act of Holders. If the Administrators shall so determine, new Trust Securities, so modified as to conform, in the opinion of the Property Trustee and the Administrators, to such action may be prepared and executed on behalf of the Trust by an Administrator and authenticated and delivered by the Property Trustee in exchange for such Outstanding Trust Securities.

            (g) If the Trust (by the Administrators) shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Trust (by the Administrators) may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Trust Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Trust Securities shall be computed as of the record date.

            (h) If any dispute shall arise among the Holders, the Administrators or the Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

            (i) A Holder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust, any Trustee, any Administrator or any person or entity.

Section 609.   Inspection of Records.

            Upon reasonable notice to the Administrators and the Property Trustee, the records of the Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder's interest as a Holder.

                                  ARTICLE VII

                        Representations And Warranties
                        ------------------------------

Section 701. Representations and Warranties of the Property Trustee and the Delaware Trustee.

            The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Holders that:

            (a) The Property Trustee is a banking corporation with corporate trust powers, duly organized, validly existing and in good standing under the laws of the State of New York, with corporate trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of this Trust Agreement.

            (b) The execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Trust Agreement has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

            (c) The execution, delivery and performance of this Trust Agreement by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee.

            (d) At the Closing Time, the Property Trustee has not knowingly created any Liens on the Trust Securities.

            (e) No consent, approval or authorization of, or registration with or notice to, any New York State or Federal banking authority governing the banking or trust powers of the Property Trustee is required for the execution, delivery or performance by the Property Trustee, of this Trust Agreement.

            (f) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement.

            (g) The execution, delivery and performance by the Delaware Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and this Trust Agreement has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' right generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

            (h) The execution, delivery and performance of this Trust Agreement by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

            (i) No consent, approval or authorization of, or registration with or notice to any Delaware, State or Federal banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee, of this Trust Agreement.

            (j) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

Section 702.   Representations and Warranties of Depositor.

            The Depositor hereby represents and warrants for the benefit of the Holders that:

            (a) the Trust Securities Certificates issued at the Closing Time on behalf of the Trust have been duly authorized and will have been duly and validly executed, and, subject to payment therefor, issued and delivered by the Trust pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement, and the Holders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

            (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Administrators or Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by either the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                 ARTICLE VIII

                       The Trustees; The Administrators
                       --------------------------------

Section 801.   Certain Duties and Responsibilities.

            (a) The duties and responsibilities of the Trustees and the Administrators shall be as provided by this Trust Agreement, and, in the case of the Property Trustee, by the Trust Indenture Act, and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee. For purposes of Sections 315(a) and 315(c) of the Trust Indenture Act, the term "default" is hereby defined as an Event of Default which has occurred and is continuing.

            (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that neither the Trustees nor the Administrators are personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 801(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

            (c) The Property Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Trust Agreement. In case an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge has occurred (which has not been cured or waived), the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (d) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred

                    (i) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Trust Agreement, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee; and

                    (ii) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement.

            (e) The Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Property Trustee, unless it shall be proven that the Property Trustee was negligent in ascertaining the pertinent facts.

            (f) The Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Holders of Trust Preferred Securities pursuant to
     Section 513, relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee, under this Trust Agreement.

            (g) No provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity, satisfactory to the Property Trustee in its reasonable judgment, against such risk or liability is not reasonably assured to it.

            (h) Notwithstanding anything contained in this Trust Agreement to the contrary, the duties and responsibilities of the Property Trustee under this Trust Agreement shall be subject to the protections, exculpations and limitations on liability afforded to the Property Trustee under the provisions of the Trust Indenture Act, including those provisions of such Act deemed by such Act to be included herein.

            (i) Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Property Trustee shall be subject to the provisions of this Section.

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

Section 802.   Events of Default; Waiver.

            The Holders of a Majority in Liquidation Amount of the Trust Preferred Securities may, on behalf of the Holders of all the Trust Preferred Securities, waive any past Event of Default and its consequences, except a default described in clause (b) or (c) of the definition of "Event of Default" contained in Section 101, a default in respect of a covenant or provision which under this Trust Agreement cannot be modified or amended without the consent of the Holder of each Outstanding Trust Preferred Security or a Debenture Event of Default that the Holders of a Majority in Liquidation Amount of the Trust Preferred Securities would not be entitled to waive pursuant to Section 513(b). Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent therefrom.

Section 803.   Certain Notices.

            (a) Within five Business Days after the occurence of any default hereunder of which the Property Trustee has knowledge (within the meaning of Section 804(h) hereof), the Property Trustee shall give notice of such default to the Holders in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in clause (d) under the subheading "Event of Default" in Section 101, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

            (b) Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 1008, notice of such exercise to the Holders and the Administrators, unless such exercise shall have been revoked.

Section 804.   Certain Rights of Property Trustee.

            Subject to the provisions of Section 801 and to the applicable provisions of the Trust Indenture Act:

            (a) the Property Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Depositor mentioned herein shall be sufficiently evidenced by an Officer's Certificate, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate,

            (d) the Property Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any Holder pursuant to this Trust Agreement, unless such Holder shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Property Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Trust and the Depositor, personally or by agent or attorney;

            (g) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (h) the Property Trustee shall not be charged with knowledge of any default or Event of Default unless either (1) a Responsible Officer of the Property Trustee shall have actual knowledge of the default or Event of Default or (2) written notice of such default or Event of Default (which shall state that such notice is a "Notice of Default" or a "Notice of an Event of Default" hereunder, as the case may be) shall have been given to the Property Trustee by the Depositor, any Administrator, any other obligor on Trust Preferred Securities or by any Holder of Trust Preferred Securities.

Section 805.   Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees and the Administrators do not assume any responsibility for their correctness. The Trustees and the Administrators shall not be accountable for the use or application by the Depositor of the proceeds of the Junior Subordinated Debentures.

Section 806.   May Hold Securities.

            Except as provided in the definition of the term "Outstanding" in
Article I, the Administrators, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 809 and 814, may otherwise deal with the Trust with the same rights it would have if it were not an Administrator, Trustee or such other agent.

Section 807.   Compensation; Indemnity.

            The Depositor, as borrower, shall

            (a) pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, reimburse the Trustees upon request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustees in accordance with any provision of this Trust Agreement, including the costs of collection (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence, willful misconduct or bad faith; and

            (c) indemnify and hold harmless each Trustee and each Administrator (each referred to herein as an "Indemnified Person") from and against any and all losses, demands, claims, liabilities, causes of action or expenses (including reasonable attorney's fees and expenses) incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder (including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder), except to the extent any such loss, demand, claim, liability, cause of action or expense may be attributable to its negligence, willful misconduct or bad faith, and assume the defense of such Indemnified Person with counsel acceptable to such Indemnified Person, unless such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Depositor.

            No Trustee may claim any Lien on any Trust Property as a result of any amount due pursuant to this Section.

            When a Trustee incurs expenses or renders services in connection with an Event of Default specified in clause (e) under the subheading "Event of Default" in Section 101, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

            The provisions of this Section shall survive termination of this Trust Agreement.

Section 808.   Trustees Required; Eligibility of Trustees and Administrators.

            (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be

                    (i) a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or State authority, or

                    (ii) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article VIII and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this
     Article VIII.

            (b) There shall at all times be one or more Administrators hereunder. Each Administrator shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity. An employee, officer or Affiliate of the Depositor may serve as an Administrator.

            (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

Section 809.   Conflicting Interests.

            (a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

            (b) The Guarantee, the Indenture, the Guarantee Agreement dated as of ______________ between the Depositor and ____________, as guarantee trustee, relating to CP&L Energy Capital Trust __, and the Amended and Restated Trust Agreement dated as of _________________ among the Depositor, as depositor, __________________, as property trustee, ___________________, as _____________ trustee and the administrators named therein, relating to CP&L Energy Capital Trust __, shall be deemed to be sufficiently described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

Section 810.   Co-Trustees and Separate Trustee.

            At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Depositor and the Property Trustee shall have power to appoint, and, upon the written request of the Property Trustee or of the Holders of at least thirty-three per centum (33%) in Liquidation Amount of the Trust Securities then Outstanding, the Depositor and the Administrators shall for such purpose join with the Property Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor or the Administrators do not join in such appointment within 15 days after the receipt by them of a request so to do, or if an Event of Default shall have occurred and be continuing, the Property Trustee alone shall have power to make such appointment.

            Should any written instrument or instruments from the Depositor be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

            Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

            (a) the Trust Securities Certificates shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustee hereunder, shall be exercised solely, by the Property Trustee;

            (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

            (c) the Property Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if a Debenture Event of Default shall have occurred and be continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

            (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee, or any other such trustee hereunder; and

            (e) any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 811.   Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 812.

            (b) A Trustee may resign at any time by giving written notice thereof to the Depositor. If the instrument of acceptance by a successor Trustee required by Section 812 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition any court of the State of Delaware for the appointment of a successor Trustee.

            (c) The Property Trustee or the Delaware Trustee may be removed at any time by Act of the Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust) and to the Depositor.

            (d)     If at any time:

                    (1) a Trustee shall fail to comply with Section 809 after written request therefor by the Depositor or by any Holder who has been a bona fide Holder for at least six months, or

                    (2) a Trustee shall cease to be eligible under Section 808 and shall fail to resign after written request therefor by the Depositor or by any such Holder, or

                    (3) a Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Relevant Trustee or of its property shall be appointed or any public officer shall take charge or control of the Relevant Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Depositor by a Board Resolution may remove the Relevant Trustee or (y) any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of the State of Delaware for the removal of the Relevant Trustee and the appointment of a successor Relevant Trustee.

            (e) If a Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of any Trustee for any cause (other than as contemplated in clause (y) in subsection (d) of this Section), the Depositor, by a Board Resolution, shall promptly appoint a successor Relevant Trustee and shall comply with the applicable requirements of Section 812. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Relevant Trustee shall be appointed by Act of the Holders of a Majority in Liquidation Amount of the Trust Preferred Securities then Outstanding delivered to the Depositor and the retiring Trustee, the successor Relevant Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 812, become the successor Relevant Trustee and to that extent supersede the successor Relevant Trustee appointed by the Depositor. If no successor Relevant Trustee shall have been so appointed by the Depositor or the Holders and accepted appointment in the manner required by Section 812, any Holder who has been a bona fide Holder of a Trust Preferred Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of the State of Delaware for the appointment of a successor Relevant Trustee.

            (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a Majority in Liquidation Amount of the Outstanding Trust Preferred Securities pursuant to subsection (e) of this Section, if the Depositor shall have delivered to the Relevant Trustee (i) a Board Resolution appointing a successor Relevant Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Relevant Trustee in accordance with Section 812, the Relevant Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Relevant Trustee shall be deemed to have been appointed by the Depositor pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 812, all as of such date, and all other provisions of this Section and Section 812 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

            (g) The Depositor or, should the Depositor fail so to act promptly, the successor Relevant Trustee, at the expense of the Depositor, shall give notice of each resignation and each removal of any Trustee and each appointment of a successor Relevant Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Trust Preferred Securities as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Relevant Trustee and the address of its corporate trust office.

Section 812.   Acceptance of Appointment by Successor.

            (a) In case of the appointment hereunder of a successor Relevant Trustee, every such successor Relevant Trustee so appointed with respect to the Trust Securities and the Trust shall execute, acknowledge and deliver to the Depositor and to the retiring Relevant Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Relevant Trustee shall become effective and such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on the request of the Depositor or the successor Relevant Trustee, such retiring Relevant Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Relevant Trustee all the rights, powers and trusts of the retiring Relevant Trustee and shall duly assign, transfer and deliver to such successor Relevant Trustee all property and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

            (b) Upon request of any such successor Relevant Trustee, the Depositor shall execute any instruments which fully vest in and confirm to such successor Relevant Trustee all such rights, powers and trusts referred to in subsection (a) of this Section.

            (c) No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article VIII.

Section 813.   Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Relevant

Trustee, shall be the successor of the Relevant Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Trust Securities shall have been authenticated, but not delivered, by the Relevant Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Trust Securities so authenticated with the same effect as if such successor Relevant Trustee had itself authenticated such Trust Securities.

Section 814.   Preferential Collection of Claims Against Depositor or Trust.

            If the Property Trustee shall be or become a creditor of the Depositor or any other obligor upon the Trust Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Property Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act:

            (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

            (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Depositor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Property Trustee simultaneously with the creation of the creditor relationship with the Depositor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 815.   Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of overdue Distributions) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee

     (including any claim for amounts due to the Property Trustee under Section
     807) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event that the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amounts due it under Section 807.

            Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 816.   Reports by Property Trustee.

            (a) Not later than _________ of each year commencing with ___________, 20__, the Property Trustee shall transmit to all Holders in accordance with Section 1008, and to the Depositor, a brief report dated as of the immediately preceding ________ concerning the Property Trustee and its actions under this Trust Agreement if and as may be required pursuant to Section 313(a) of the Trust Indenture Act.

            (b) In addition the Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

            (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Depositor.

Section 817.   Reports to the Property Trustee.

            The Depositor and the Administrators on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. The Depositor and the Administrators shall annually file with the Property Trustee a certificate specifying whether such Person is in compliance with all the terms and covenants applicable to such Person hereunder, such compliance certificate to be delivered annually on or before ________________ of each year beginning in ______.

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

Section 818.  Evidence of Compliance with Conditions Precedent.

          Each of the Depositor and the Administrators on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

Section 819.  Number of Trustees.

          (a) The number of Trustees shall be two. The Property Trustee and the Delaware Trustee may be the same Person, in which case, the number of Trustees may be one.

          (b) If a Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with an Trustee appointed in accordance with Section 811.

          (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of an Trustee shall not operate to dissolve, terminate or annul the Trust or terminate this Trust Agreement.

Section 820.  Delegation of Power.

          (a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in
     Section 207(a) or making any governmental filing; and

          (b) The Administrators shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement.

Section 821.  Appointment of Administrators.

          (a) The Administrators shall be appointed by the Holders of a Majority in Liquidation Amount of the Trust Common Securities and may be removed by the Holders of a Majority in Liquidation Amount of the Trust Common Securities or may resign at any time. Upon any resignation or removal, the Depositor shall appoint a successor Administrator. Each Administrator shall execute this Trust Agreement thereby agreeing to comply with, and be legally bound by, all of the terms, conditions and provisions of this Trust Agreement. If at any time there is no Administrator, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrators.

          (b) Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of an Administrator in accordance with this Section 821, the Administrators in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Trust Agreement.

          (c) Notwithstanding the foregoing, or any other provision of this Trust Agreement, in the event any Administrator who is a natural person dies or becomes, in the opinion of the Holders of a Majority in Liquidation Amount of the Trust Common Securities, incompetent, or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the remaining Administrators, if there were at least two of them prior to such vacancy, and by the Depositor, if there were not two such Administrators immediately prior to such vacancy (with the successor in each case being a Person who satisfies the eligibility requirement for Administrators set forth in Section 808).

Section 822.  Delaware Trustee.

          (a) Notwithstanding any other provision of this Trust Agreement, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrators or the Property Trustee described in this Trust Agreement. The Delaware Trustee shall be a trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

          (b) It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust (i) any agreements or instruments executed and delivered by _____________________________ are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Trust Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by ________________________________ in its individual capacity but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances shall _________________ _________________________________ be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Trust Agreement, except if such breach or failure is due to any gross negligence or willful misconduct of the Delaware Trustee.

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

                                   ARTICLE IX

                      Dissolution, Liquidation And Merger
                      -----------------------------------

Section 901.  Dissolution Upon Expiration Date.

          Unless earlier dissolved, pursuant to an Early Termination Event, the Trust shall automatically dissolve on ____________________ (the "Expiration Date"), and thereafter the Trust Property shall be distributed in accordance with Section 904.

Section 902.  Early Dissolution.

          The first to occur of any of the following events is an "Early Termination Event," upon the occurrence of which the Trust shall dissolve:

          (a) the occurrence of the appointment of a receiver or other similar official in any liquidation, insolvency or similar proceeding with respect to the Depositor or all or substantially all of its property, or a court or other governmental agency shall enter a decree or order relating to the Depositor for relief in a voluntary or involuntary case under Chapter 7 or Chapter 11 of the United States Bankruptcy Code or any other similar State or Federal law now or hereafter in effect and such decree or order shall remain unstayed and undischarged for a period of 60 days, unless the Depositor shall transfer the Trust Common Securities as provided by Section 511, in which case this provision shall refer instead to any such successor Holder of the Trust Common Securities;

          (b) the written direction to the Property Trustee from the Holder of the Trust Common Securities at any time to dissolve the Trust and to distribute the Junior Subordinated Debentures to Holders in exchange for the Trust Preferred Securities (which direction, subject to Section 904(a), is optional and wholly within the discretion of the Holder of the Trust Common Securities);

          (c) the repayment of all of the Trust Preferred Securities in connection with the redemption of all the Junior Subordinated Debentures; and

          (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

Section 903.  Termination.

          As soon as is practicable after the occurrence of an event referred to in Section 901 or 902, and upon the completion of the winding-up and liquidation of the Trust, the Administrators and the Trustees (each of whom is hereby authorized to take such action) shall file a certificate of cancellation with the Secretary of State of the State of Delaware terminating the Trust and, upon such filing, the respective obligations and responsibilities of the Trustees, the Administrators and the Trust created and continued hereby shall terminate, except as otherwise required by law or this Trust Agreement.

Section 904.  Liquidation.

          (a) If an Early Termination Event specified in clause (a), (b) or (d) of Section 902 occurs or upon the Expiration Date, the Trust shall be wound-up and liquidated by the Property Trustee as expeditiously as the Property Trustee determines to be possible by distributing, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Delaware Business Trust Act, to each Holder a Like Amount of Junior Subordinated Debentures, subject to
     Section 904(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 15 nor more than 45 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

               (i)   state the Liquidation Date;

               (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures; and

               (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debentures, or if Section 904(d) applies receive a Liquidation Distribution, as the Administrators or the Property Trustee shall deem appropriate.

          (b) Except where Section 902(c) or 904(d) applies, in order to effect the liquidation of the Trust and distribution of the Junior Subordinated Debentures to Holders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debentures in exchange for the Outstanding Trust Securities Certificates.

          (c) Except where Section 902(c) or 904(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Depositary for the Trust Preferred Securities or its nominee, as the registered Holder of the Global Trust Preferred Securities Certificates, shall receive a registered global certificate or certificates representing the Junior Subordinated Debentures to be delivered upon such distribution with respect to Trust Preferred Securities held by the Depositary or its nominee, and, (iii) any Trust Securities Certificates not held by the Depositary for the Trust Preferred Securities or its nominee as specified in clause (ii) above will be deemed to represent Junior Subordinated Debentures having a principal amount equal to the stated Liquidation Amount of the Trust Securities represented thereby and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities until such certificates are presented to the Securities Registrar for transfer or reissuance.

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

          (d) If, notwithstanding the other provisions of this Section 904, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior Subordinated Debentures is not practical, or if any Early Termination Event specified in clause (c) of Section 902 occurs, the Trust shall be dissolved, and the Trust Property shall be liquidated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution of the Trust, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Delaware Business Trust Act, an amount equal to the aggregate of Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holders of the Trust Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, pro rata (determined as aforesaid) with Holders of Trust Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Trust Preferred Securities shall have a priority over the Trust Common Securities as provided in Section 403.

Section 905.  Mergers, Consolidations, Amalgamations or Replacements of the
              Trust.

          The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any entity, except pursuant to this Section 905 or Section 904. At the request of the Holders of the Trust Common Securities, and with the consent of the Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities, but without the consent of the Trustees, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, however, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Trust Preferred Securities or (b) substitutes for the Trust Preferred Securities other securities having substantially the same terms as the Trust Preferred Securities (the "Successor Trust Preferred Securities") so long as the Successor Trust Preferred Securities have the same priority as the Trust Preferred Securities with respect to distributions and payments upon liquidation, redemption and otherwise; (ii) a trustee of such successor entity possessing the same powers and duties as the Property Trustee is appointed to hold the Junior Subordinated Debentures; (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Trust Preferred Securities (including any Successor Trust Preferred Securities) to be downgraded by any nationally recognized statistical rating organization; (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Trust Preferred Securities (including any Successor Trust Preferred Securities) in any material respect;
(v) such successor entity has a purpose substantially identical to that of the Trust; (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Property Trustee has received an Opinion of Counsel from independent counsel experienced in such matters to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights preferences and privileges of the holders of the Trust Preferred Securities (including any Successor Trust Preferred Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an "investment company" under the Investment Company Act; and (vii) the Depositor or any permitted transferee to whom it has transferred the Trust Common Securities hereunder owns all of the Trust Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Trust Preferred Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be taxable other than as a grantor trust for United States Federal income tax purposes. Any merger or similar agreement shall be executed by the Administrators on behalf of the Trust.

                                   ARTICLE X

                            Miscellaneous Provisions
                            ------------------------

Section 1001.  Limitations of Rights of Holders.

          Except as set forth in Section 902, the bankruptcy, dissolution, termination, death or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such person or any Holder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Section 1002.  Amendment.

          (a) This Trust Agreement may be amended from time to time by the Property Trustee and the Holders of a Majority in Liquidation Amount of the Trust Common Securities, without the consent of any Holder of the Trust Preferred Securities (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement; provided, however, that such amendment shall not adversely affect in any material respect the interests of any Holder; (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be taxable other than as a grantor trust for United States Federal income tax purposes at any time that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an investment company under the Investment Company Act or (iii) in accordance with the requirements of Section 812.

          (b) Except as provided in Section 1002(c) hereof, any provision of this Trust Agreement may be amended by the Property Trustee and the Holders of a Majority in Liquidation Amount of the Trust Common Securities with (i) the consent of Holders of at least a Majority in Liquidation Amount of the Trust Preferred Securities and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's being taxable as a grantor trust for United States Federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act.

          (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Holder (such consent being obtained in accordance with Section 603 or 606 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

          (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status as an "investment company" under the Investment Company Act or be taxable other than as a grantor trust for United States Federal income tax purposes.

          (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor and the Administrators, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor or the Administrators.

          (f) In the event that any amendment to this Trust Agreement is made, the Administrators or the Property Trustee shall promptly provide to the Depositor a copy of such amendment.

          (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement or otherwise. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

          (h) The Administrators shall give notice to the Holders of each amendment to this Trust Agreement; provided, however, that any failure by the Administrators to deliver, or any defect in, such notice, shall not affect the validity or effectiveness of any such amendment.

Section 1003.  Separability.

          In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1004.  Governing Law.

          THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE TRUST, THE DEPOSITOR, THE TRUSTEES AND THE ADMINISTRATORS SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE HOLDERS, THE TRUST, THE DEPOSITOR, THE TRUSTEES, THE ADMINISTRATORS OR THIS TRUST AGREEMENT ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS OTHER THAN THE DELAWARE BUSINESS TRUST ACT THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY,
(D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL,
(F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES OR THE ADMINISTRATOR AS SET FORTH OR REFERENCED IN THIS TRUST AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

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

Section 1005.  Payments Due on Non-Business Day.

          If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Section 402(d)), with the same force and effect as though made on the date fixed for such payment, and no Distributions shall accumulate on such unpaid amount for the period after such date.

Section 1006.  Successors.

          This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust, the Administrators and any Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under
Article XI of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

Section 1007.  Headings.

          The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

Section 1008.  Reports, Notices and Demands.

          Any report, notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder or the Depositor may be given or served in writing by deposit thereof, first class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Trust Preferred Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of Trust Common Securities or the Depositor, to _____________________________,
Attention:  ____________________, Facsimile No. _____________________ or to such other address as may be specified in a written notice by the Depositor to the Property Trustee. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission. Such notice, demand or other communication to or upon the Depositor shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Depositor.

          Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or, the Administrators shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to _________________, _____________________, Attention: Corporate Trustee
Administration

Department (b) with respect to the Delaware Trustee to ___________________, __________________________, Attention: Corporate Trustee Administration Department; (c) with respect to the Administrators, to them at the address above for notices to the Depositor, marked "Attention: Office of the Chief Financial Officer" and (d) with respect to the Trust to CP&L Energy Capital Trust __, c/o CP&L Energy, Inc., _______________________________, Attention:
____________________. Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust, the Property Trustee, or such Administrator.

Section 1009.  Agreement Not to Petition.

          Each of the Trustees, the Administrators and the Depositor agree for the benefit of the Holders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this
Section 1009, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Property Trustee or the Trust may assert. If any Trustee or Administrator takes action in violation of this Section 1009, the Depositor agrees, for the benefit of the Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by such Person against the Trust or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Depositor may assert. The provisions of this Section 1009 shall survive the termination of this Trust Agreement.

Section 1010.  Trust Indenture Act; Conflict with Trust Indenture Act.

          (a) Trust Indenture Act; Application. (i) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be a part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions; (ii) if and to the extent that any provision of this Trust Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control; (iii) if any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or excluded as the case may be, (iv) for purposes of this Trust Agreement, the Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act; and (v) the application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Preferred Securities and the Trust Common Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          (b) Disclosure Information. The disclosure of information as to the names and addresses of the Holders of Trust Securities in accordance with
     Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

Section 1011.  Acceptance of Terms of Trust Agreement, Guarantee and Indenture.

          THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT, THE GUARANTEE AND THE INDENTURE, AND THE AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

                                    * * * *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed, all as of the day and year first above written.

                                  CP&L ENERGY, INC.
                                  as Depositor



                                  By:__________________________
                                  Name:________________________
                                  Title:  Chief Financial Officer



                                  _____________________________________________
                                  as Property Trustee, and not in its individual capacity


                                  By:__________________________
                                  Name:________________________
                                  Title:  Trust Officer

                                  ____________________________________,
                                  as Delaware Trustee, and not
                                  in its individual capacity


                                  By:  ________________________
                                  Name:
                                  Title:


Agreed to and Accepted by,


________________________
Name:  _________________________
Title: Administrator


________________________
Name:  __________________________
Title: Administrator

                                                                       EXHIBIT A



               [INSERT CERTIFICATE OF TRUST FILED WITH DELAWARE]

                                                                       EXHIBIT B


               THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO THE
                   DEPOSITOR OR AN AFFILIATE OF THE DEPOSITOR
                     IN COMPLIANCE WITH APPLICABLE LAW AND
                       SECTION 511 OF THE TRUST AGREEMENT


Certificate Number                            Number of Trust Common Securities
       C-1                                            _________

                  ($____________ Aggregate Liquidation Amount)

                 Certificate Evidencing Trust Common Securities

                                       of

                          CP&L ENERGY CAPITAL TRUST __

                       _________% Trust Common Securities
             (liquidation amount $______ per Trust Common Security)


          CP&L Energy Capital Trust __, a statutory business trust created under the laws of the State of Delaware, (the "Trust"), hereby certifies that CP&L Energy, Inc. (the "Holder") is the registered owner of ___________________ (________ ) Trust Common Securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated as the CP&L Energy Capital Trust _______% Trust Common Securities (liquidation amount $______ per Trust Common Security) (the "Trust Common Securities"). Except in accordance with Section 511 of the Trust Agreement (as defined below) the Trust Common Securities are not transferable and any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Common Securities are set forth in, and this certificate and the Trust Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of ___________________, as the same may be amended from time to time (the "Trust Agreement") among ___________________________, as Depositor, _____________________________, as Property Trustee,
________________________________, as ____________ Trustee, the Administrators
named therein and the Holders of Trust Securities, including the designation of the terms of the Trust Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

          Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

          Terms used but not defined herein have the meanings set forth in the Trust Agreement.

          IN WITNESS WHEREOF, one of the Administrators of the Trust has executed this certificate this ___ day of ______________, 200_.


                                          CP&L ENERGY CAPITAL TRUST __



                                          By:_________________________________
                                             ___________________________
                                             Administrator

Certificate of Authentication:

This is one of the Trust Common Securities referred to in the within mentioned Trust Agreement.


____________________________________,
 as Property Trustee



By: ________________________
    Authorized Officer

                                                                       EXHIBIT C


[IF THE TRUST PREFERRED SECURITIES CERTIFICATE IS TO BE A GLOBAL TRUST PREFERRED SECURITIES CERTIFICATE, INSERT:]This Trust Preferred Securities Certificate is a Global Trust Preferred Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Trust Preferred Securities Certificate is exchangeable for Trust Preferred Securities Certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Trust Agreement and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, except in the limited circumstances described in the Trust Agreement.

          Unless this Trust Preferred Securities Certificate is presented by an authorized representative of The Depositary Trust Company, a New York corporation ("DTC"), to CP&L Energy Capital Trust __or its agent for registration of transfer, exchange or payment, and any Trust Preferred Securities Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          NO EMPLOYEE BENEFIT OR OTHER PLAN OR INDIVIDUAL RETIREMENT ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THIS TRUST PREFERRED SECURITIES CERTIFICATE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE OR HOLDING IS COVERED BY THE EXEMPTIVE RELIEF PROVIDED BY U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS TRUST PREFERRED SECURITIES CERTIFICATE OR ANY INTEREST HEREIN THAT IS A PLAN OR A PLAN ASSET ENTITY OR IS PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF THAT (A) THE PURCHASE AND HOLDING OF THE TRUST PREFERRED SECURITIES IS COVERED BY THE EXEMPTIVE RELIEF PROVIDED BY PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION, (B) THE DEPOSITOR AND THE ADMINISTRATORS ARE NOT "FIDUCIARIES" WITHIN THE MEANING OF SECTION 3(21) OF ERISA AND THE REGULATIONS THEREUNDER, WITH RESPECT

TO SUCH PERSON'S INTEREST IN THE TRUST PREFERRED SECURITIES OR THE JUNIOR SUBORDINATED DEBENTURES, AND (C) IN PURCHASING THE TRUST PREFERRED SECURITIES SUCH PERSON APPROVES THE PURCHASE OF THE JUNIOR SUBORDINATED DEBENTURES AND THE APPOINTMENT OF THE TRUSTEES.



Certificate Number                         Aggregate Liquidation Amount
       D-1                                        $__________
                                        (__________ Trust Preferred Securities)

                         CUSIP NO. ___________________

               Certificate Evidencing Trust Preferred Securities

                                       of

                          CP&L Energy Capital Trust __

                      ________% Trust Preferred Securities

            (liquidation amount $_____ per Trust Preferred Security)


          CP&L Energy Capital Trust __, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________________ (the "Holder") is the registered owner of
_______________________ Dollars ($____________) aggregate liquidation amount of
Trust Preferred Securities of the Trust representing a preferred undivided beneficial interest in the assets of the Trust and designated as the CP&L Energy Capital Trust _________% Trust Preferred Securities (liquidation amount $_____ per Trust Preferred Security) (the "Trust Preferred Securities"). The Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 505 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities are set forth in, and this certificate and the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of ____________________, as the same may be amended from time to time (the "Trust Agreement"), among ________________________________, as
Depositor, _______________________________, as Property Trustee,
___________________________________________ , as _____________ Trustee, the
Administrators named herein and the Holders of Trust Securities, including the designation of the terms of the Trust Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by ___________________________, a _______________________corporation, as Guarantor, and ________________________________, as Guarantee Trustee, dated as of
____________________ __________________________(the "Guarantee Agreement"), to
the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

          Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

          Terms used but not defined herein have the meanings set forth in the Trust Agreement.

          IN WITNESS WHEREOF, one of the Administrators of the Trust has executed this certificate this ____ day of ___________________.


                              CP&L ENERGY CAPITAL TRUST __


                              By:_________________________________
                              Name:__________________________
                              Administrator


Administrator
-------------

This is one of the Trust Preferred Securities referred to in the within mentioned Trust Agreement.


________________________________
 as Property Trustee



By: ________________________
    Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security to:

______________________________________________________________________________
        (Insert assignee's social security or tax identification number)

______________________________________________________________________________

______________________________________________________________________________
                   (Insert address and zip code of assignee)

and irrevocably appoints _____________________________________________________

______________________________________________________________________________

agent to transfer this Trust Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.



Date:________________________


Signature:___________________________________________________________
            (Sign exactly as your name appears on the other side of
                this Trust Preferred Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.